Part II, Item 8.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Equitable Financial Life Insurance Company of America

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Equitable Financial Life Insurance Company of America and its subsidiary (the “Company”) as of December 31, 2023 and 2022, and the related consolidated statements of income (loss), of comprehensive income (loss), of equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes and financial statement schedules listed in the index appearing under Item 15.2 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance contracts in 2023.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing a separate opinion on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of Market Risk Benefits

As described in Notes 2, 6 and 8 to the consolidated financial statements, certain guaranteed minimum death and living benefits (collectively, the “GMxB features”) associated with variable annuity products, other general account annuities and ceded reinsurance contracts with GMxB features with other than nominal market risk are identified by management, measured at estimated fair value and presented separately on the balance sheet as market risk benefits. Market risk benefits (MRBs) are measured at fair value on a seriatim basis using an ascribed fee approach. The ascribed fee is determined at policy inception date so that the present value of claims, including any risk charge, is equal to the present value of the projected attributed fees which will be capped at average present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. The market risk benefits fair value is equal to the estimated present value of benefits less the estimated present value of ascribed fees and is determined using a discounted cash flow valuation technique. Considerable judgment is utilized by management in determining the assumptions related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the “significant market risk benefit assumptions”). As of December 31, 2023, the estimated fair value of purchased market risk benefits, assets for market risk benefits and liabilities for market risk benefits was $9 million, $24 million and $7,333 million, respectively.

The principal considerations for our determination that performing procedures relating to the valuation of market risk benefits is a critical audit matter are (i) the significant judgment by management in developing the fair value estimate of market risk benefits, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management’s significant market risk benefit assumptions and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of market risk benefits, including controls over the development of the assumptions utilized in the valuation of market risk benefits. These procedures also included, among others (i) evaluating management’s process for developing the fair value estimate of market risk benefits, (ii) testing, on a sample basis, the completeness and accuracy of data used by management in developing the estimates, and (iii) the involvement of professionals with specialized skill and knowledge to assist in evaluating the reasonableness of the significant market risk benefit assumptions used in developing the fair value estimate of market risk benefits based on the consideration of the Company’s historical and actual experience, industry trends, and market conditions, as applicable.

Implementation of the Internal Reinsurance Treaty

As described in Notes 1, 2 and 10 to the financial statements, on May 17, 2023, the Company entered into a reinsurance agreement (the “Reinsurance Treaty”) with its affiliate, Equitable Financial Life Insurance Company (“Equitable Financial”), effective April 1, 2023. Pursuant to the Reinsurance Treaty, virtually all of Equitable Financial’s net retained General Account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts, issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022, were reinsured to the Company on a coinsurance funds withheld basis. In addition, all of the Separate Accounts liabilities relating to such variable annuity contracts were reinsured to the Company on a modified coinsurance basis. The funds withheld receivable under the reinsurance treaty includes a funds withheld embedded derivative receivable. The right to receive the total return on the assets within the funds withheld receivable represents a total return swap with a floating rate leg. The fair value of embedded derivatives on funds withheld and modified coinsurance agreements is computed as the unrealized gain (loss) on the underlying assets and is included within funds withheld receivable on the consolidated balance sheets. The change in the fair value of the embedded derivatives is recorded in net derivative gains (losses) on the consolidated statements of income (loss). At the effective date of the transaction, April 1, 2023, the Company recorded a funds withheld receivable of $11.2 billion, reinsurance deposit assets of $12.9 billion, MRBs of $8.2 billion, policyholders’ account balances of $13.7 billion (includes $32.4 billion of assumed policyholder account balances related to the non-insulated (“NI”) modco offset by $28.8 billion of NI modco receivable), future policy benefits and other policyholders’ liabilities of $446 million, and cost of reinsurance liability of $1.7 billion. Additionally, $64.1 billion of insulated Separate Account liabilities were assumed under a modified coinsurance portion of the agreement.

The principal consideration for our determination that performing procedures relating to the implementation of the internal reinsurance treaty is a critical audit matter is a high degree of auditor effort in performing procedures related to the implementation of the internal reinsurance treaty. As disclosed by management, a material weakness existed related to this matter.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of certain controls relating to the implementation of the internal reinsurance treaty between the Company and Equitable Financial. These procedures also included, among others, (i) reading the agreement, and (ii) testing the implementation of the internal reinsurance treaty, including testing the completeness and accuracy of the data related to the business subject to the treaty.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

March 18, 2024

We have served as the Company’s auditor since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Company.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Balance Sheets

December 31, 2023 and 2022

	December 31,
	2023	2022
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $10,050 and $2,606) (allowance for credit losses of $0 and $0)	$9,891	$2,218
Mortgage loans on real estate (net of allowance for credit losses of $2 and $0)	294	17
Policy loans	268	244
Other equity investments	19	19
Other invested assets	351	47

Total investments	10,823	2,545
Cash and cash equivalents	1,838	294
Deferred policy acquisition costs	1,212	760
Amounts due from reinsurers (allowance for credit losses of $0 and $0)	961	1,051
Funds withheld receivable	10,603	—
Reinsurance deposit assets	12,566	—
Current and deferred income taxes	—	77
Purchased market risk benefits	9	13
Other assets	406	101
Assets for market risk benefits	24	11
Separate Accounts assets	5,754	3,374

Total Assets	$44,196	$8,226

LIABILITIES
Policyholders’ account balances	$24,963	$3,751
Liability for market risk benefits	7,333	16
Future policy benefits and other policyholders’ liabilities	1,653	669
Amounts due to reinsurers	110	112
Current and deferred income taxes	54	—
Other liabilities	2,169	73
Separate Accounts liabilities	5,754	3,374

Total Liabilities	$42,036	$7,995

Commitments and contingent liabilities(1)

EQUITY
Common stock, $1.00 par value; 2,500,000 shares authorized, issued and outstanding	$3	$3
Additional paid-in capital	1,882	831
Retained earnings (accumulated deficit)	969	(222)
Accumulated other comprehensive income (loss)	(694)	(381)

Total Equity	2,160	231

Total Liabilities and Equity	$44,196	$8,226

(1)	See Note 15 of the Notes to these Consolidated Financial Statements for details of commitments and contingent liabilities.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Income (Loss)

Years Ended December 31, 2023, 2022 and 2021

	Year Ended December 31,
	2023	2022	2021
	(in millions)
REVENUES
Policy charges and fee income	$1,287	$229	$204
Premiums	468	223	157
Net derivative gains (losses)	18	(31)	(1)
Net investment income (loss)	312	87	88
Investment gains (losses), net	(7)	(8)	4
Investment management and service fees	372	18	4
Other income	126	25	5

Total revenues	2,576	543	461

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	880	300	255
Remeasurement of liability for future policy benefits	29	(1)	(17)
Change in market risk benefits and purchased market risk benefits	(1,592)	(12)	—
Interest credited to policyholders’ account balances	688	90	82
Compensation and benefits	63	42	36
Commissions	332	90	76
Interest expense	1	—	—
Amortization of deferred policy acquisition costs	71	41	36
Other operating costs and expenses	679	103	102

Total benefits and other deductions	1,151	653	570

Income (loss) from continuing operations, before income taxes	1,425	(110)	(109)
Income tax (expense) benefit	(234)	22	24

Net income (loss)	1,191	(88)	(85)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Comprehensive Income (Loss)

Years Ended December 31, 2023, 2022 and 2021

	Year Ended December 31,
	2023	2022	2021
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$1,191	$(88)	$(85)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	196	(480)	(95)
Change in market risk benefits — instrument-specific credit risk	(513)	1	—
Change in liability for future policy benefits — current discount rate	4	—	—

Other comprehensive income (loss), net of income taxes	(313)	(479)	(95)

Comprehensive income (loss)	$878	$(567)	$(180)

(1)	See Note 14 of the Notes to these Consolidated Financial Statements for details of change in unrealized gains (losses), net of adjustments.

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Equity

Years Ended December 31, 2023, 2022 and 2021

	Year Ended December 31,
	Equity
	Common Stock	Additional Paid-in Capital	Retained Earnings/ Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Equity
	(in millions)
Balance, beginning of period	$3	$831	$(222)	$(381)	$231
Net income (loss)	—	—	1,191	—	1,191
Capital contribution from parent	—	1,050	—	—	1,050
Other comprehensive income (loss)	—	—	—	(313)	(313)
Other	—	1	—	—	1

December 31, 2023	$3	$1,882	$969	$(694)	$2,160

Balance, beginning of period	$3	$680	$(134)	$98	$647
Net income (loss)	—	—	(88)	—	(88)
Capital contribution from parent	—	150	—	—	150
Other comprehensive income (loss)	—	—	—	(479)	(479)
Other	—	1	—	—	1

December 31, 2022	$3	$831	$(222)	$(381)	$231

Balance, beginning of period	$3	$692	$(50)	$136	$781
Cumulative effect of adoption of ASU 2018-02, Long Duration Targeted Improvements	—	—	1	57	58
Net income (loss)	—	—	(85)	—	(85)
Capital contribution from parent	—	50	—	—	50
Other comprehensive income (loss)	—	—	—	(95)	(95)
Dividend of AB Units to parent	—	(61)	—	—	(61)
Other	—	(1)	—	—	(1)

December 31, 2021	$3	$680	(134)	$98	$647

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,191	$(88)	$(85)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	688	90	82
Policy charges and fee income	(1,287)	(229)	(204)
Net derivative (gains) losses	(18)	31	1
Dividend from AB Units	—	—	5
Equity in (income) loss from AB	—	—	(3)
Investment (gains) losses, net	7	8	(4)
Realized and unrealized (gains) losses on trading securities	1	—	—
Non-cash long-term incentive compensation expense	2	2	(2)
Amortization and depreciation	297	47	40
Remeasurement of liability for future policy benefits	29	(1)	(17)
Change in market risk benefits	(1,592)	(12)	—
Changes in:
Reinsurance recoverable	115	(61)	(129)
Funds withheld receivable	(89)	—	—
Capitalization of deferred policy acquisition costs	(523)	(129)	(121)
Future policy benefits	413	33	50
Current and deferred income taxes	234	(22)	7
Other, net	1,218	(21)	(5)

Net cash provided by (used in) operating activities	$686	$(352)	$(385)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$776	$274	$381
Trading account securities	(1)	—	—
Short-term investments	—	(1)	—
Other	100	1	2
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(8,137)	(437)	(647)
Mortgage loans on real estate	(279)	—	—
Other	(100)	(2)	—
Cash settlements related to derivative instruments, net	(535)	(153)	74
Other, net	(25)	(6)	(9)

Net cash provided by (used in) investing activities	$(8,201)	$(324)	$(199)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(Continued)

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$8,555	$739	$637
Withdrawals	(1,216)	(111)	(90)
Transfer (to) from Separate Accounts	433	65	(45)
Payments of market risk benefits	(539)	—	—
Change in collateralized pledged assets	(23)	—	—
Change in collateralized pledged liabilities	776	—	—
Cash contribution from parent company	1,050	150	50
Changes in securities lending payable	23	—	—
Other, net	—	—	(2)

Net cash provided by (used in) financing activities	$9,059	$843	$550

Change in cash and cash equivalents	1,544	167	(34)
Cash and cash equivalents, beginning of period	294	127	161

Cash and cash equivalents, end of period	$1,838	$294	$127

Supplemental cash flow information:
Income taxes (refunded) paid	$—	$—	$(31)

See Notes to Consolidated Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1)	ORGANIZATION

Equitable Financial Life Insurance Company of America’s (collectively with its consolidated subsidiary, “Equitable America” or “the Company”) primary business is providing variable annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Holdings”). Equitable America is a stock life insurance company organized under the laws of Arizona.

Equitable Financial Investment Management America, LLC (“EFIMA”) is a subsidiary of Equitable America and is a wholly-owned indirect subsidiary of Holdings.

Internal Reinsurance Treaty

On May 17, 2023, Equitable America entered into a reinsurance agreement (the “Reinsurance Treaty”) with its affiliate, Equitable Financial Life Insurance Company, a New York domiciled life insurance company (“Equitable Financial”), effective April 1, 2023. Pursuant to the Reinsurance Treaty, virtually all of Equitable Financial’s net retained general account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts, issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022 were reinsured to Equitable America on a coinsurance funds withheld basis. In addition, all of the Separate Accounts liabilities relating to such variable annuity contracts were reinsured to Equitable America on a modified coinsurance basis. Equitable America’s obligations under the Reinsurance Treaty are secured through Equitable Financial’s retention of certain assets supporting the reinsured liabilities. The New York Department of Financial Services (the “NYDFS”) and the Arizona Department of Insurance and Financial Institutions each approved the Reinsurance Treaty.

As a condition to approving the Reinsurance Treaty, the NYDFS has required that Equitable Financial seeks to novate the reinsured contracts on a reasonable best effort basis either to Equitable America or another affiliate over the next three years. Novations of the reinsured contracts are subject to additional regulatory approvals, as well as certain policyholder approvals.

At the effective date of the transaction, April 1, 2023, the Company recorded a funds withheld receivable of $11.2 billion, reinsurance deposit assets of $12.9 billion, MRBs of $8.2 billion, policyholders’ account balances of $13.7 billion (includes $32.4 billion of assumed policyholder account balances related to the non-insulated (“NI”) modco offset by $28.8 billion of NI modco receivable), future policy benefits and other policyholders’ liabilities of $446 million, and cost of reinsurance liability of $1.7 billion. Additionally, $64.1 billion of insulated Separate Account liabilities were assumed under a modified coinsurance portion of the agreement.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The preparation of the accompanying consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

The accompanying consolidated financial statements present the consolidated results of operations, financial condition, and cash flows of the Company and its subsidiaries.

Financial results in the historical consolidated financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented. We believe that the consolidated financial statements include all adjustments necessary for a fair presentation of the results of operations of the Company.

The years “2023”, “2022” and “2021” refer to the years ended December 31, 2023, 2022 and 2021, respectively.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2023, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of New Accounting Pronouncements

Description	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944)

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of Market Risk Benefits (“ MRBs”). MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement.

On January 1, 2023, the Company adopted the new accounting standard ASU 2018-12 using the modified retrospective approach, except for MRBs which will use the full retrospective approach.

Refer to “Transition impact of ASU 2018-12, Financial Services- Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts” section within this note for further details.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2023-07: Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures

This ASU provides improvements to reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. In addition, the amendments enhance interim disclosure requirements, clarify circumstances in which an entity can disclose multiple measures of segment profit or loss, provide new segment disclosure requirements for entities with a single reportable segment and contain other disclosure requirements.

The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods in fiscal years beginning after December 15, 2024. A calendar year public entity will adopt the ASU for its 2024 Form 10-K.

The ASU should be adopted retrospectively to all periods presented in the financial statements unless it is impracticable to do so.

The Company is currently assessing the additional required disclosures under the ASU including providing new segment disclosure requirements for entities with a single reportable segment.

Management is evaluating the impact the adoption of this guidance will have on the Company’s consolidated financial statements.

ASU 2023-09: Income Taxes (Topic 740): Improvements to Income Tax Disclosures

The ASU enhanced existing income tax disclosures primarily related to the rate reconciliation and income taxes paid information. With regard to the improvements to disclosures of rate reconciliation, a public business entity is required on an annual basis to (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. Similarly, a public entity is required to provide the amount of income taxes paid (net of refunds received) disaggregated by (1) federal, state, and foreign taxes and by(2) individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received).

The ASU also includes certain other amendments to improve the effectiveness of income tax disclosures, for example, an entity is required to provide (1) pretax income (or loss) from continuing operations disaggregated between domestic and foreign, and (2) income tax expense (or benefit) from continuing operations disaggregated by federal, state, and foreign.

	The ASU will be effective for annual periods beginning after December 15, 2024. Entities are required to apply the ASU on a prospective basis.	The adoption of ASU 2023-09 is not expected to materially impact the Company’s financial position, results of operation, or cash flows.

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
SEC Release Nos. 33-11275; 34-99678, The Enhancement and Standardization of Climate-Related Disclosures for Investors

The SEC adopted rules requiring registrants to disclose climate-related information in registration statements and annual reports. The new rules include disclosure of material climate-related risks, including descriptions of board oversight and risk management activities. the material impacts of these risks on a registrant’s strategy, business model and outlook and any material climate-related targets or goals. In addition, registrants will need to quantify certain effects of severe weather events and other natural conditions in a note to their audited financial statements.	Financial statement and all other disclosures are required at the beginning of the fiscal year 2027 with disclosures about material expenditure and impact required at the beginning of the fiscal year 2028. Disclosures are provided prospectively upon adoption.	The Company is currently assessing the additional required disclosures under the SEC Release. Management is evaluating the impact of the adoption of this guidance will have on the Company’s consolidated financial statements.

Transition impact of ASU 2018-12, Financial Services — Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts

The Company has not retrospectively adjusted its consolidated financial statements for the year ended December 31, 2020 to reflect the adoption of ASU 2018-12, consistent with the Division of Corporation Finance’s Financial Reporting Manual Section 11410.1.

The Company adopted ASU 2018-12 for liability for future policy benefits (“LFPB”), additional insurance liabilities, DAC and balances amortized on a basis consistent with DAC on a modified retrospective basis. ASU 2018-12 was adopted for MRBs on a full retrospective basis.

The majority of the transition impacts come from removal of DAC and URL adjustments balances recorded in accumulated other comprehensive income (AOCI) impact, resulting in a favorable AOCI. There is limited impact from LFPB and MRB as of transition.

The following table presents the effect of transition adjustment to total equity resulting from the adoption of ASU 2018-12 as of January 1, 2021:

	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Liability for future policy benefits(1)	$—	$—	$—
Market risk benefits	2	(1)	1
DAC	—	110	110
Unearned revenue liability and sales inducement assets(1)	—	(37)	(37)
Total transition adjustment before taxes	2	72	74
Income taxes	(1)	(15)	(16)

Total transition adjustment (net of taxes)	$1	$57	$58

(1)

Unearned revenue liability included within liability for future policy benefits financial statement line item in the consolidated balance sheets. Sales inducement assets are included in other assets in the consolidated balance sheets.

The following table summarizes the balance of and changes in DAC on January 1, 2021 resulting from the adoption of ASU 2018-12:

	Variable Universal Life	Indexed Universal Life	Total
	(in millions)
Balance, December 31, 2020	$230	$247	$477
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	70	40	110

Balance, January 1, 2021	$300	$287	$587

The following table summarizes the balance of and changes in sales inducement assets and unearned revenue liability on January 1, 2021 resulting from the adoption of ASU 2018-12:

	Variable Universal Life	Indexed Universal Life	Total
	(in millions)
Balance, December 31, 2020	$55	$14	$69
Adjustment for reversal of balances recorded in Accumulated Other Comprehensive Income	28	9	37

Balance, January 1, 2021	$83	$23	$106

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Prior to January 1, 2020, the amortized cost of fixed maturities was adjusted for impairments in value deemed to be other than temporary which were recognized in Investment gains (losses), net. With the adoption of the new Financial Instruments-Credit Losses standard, changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance effective January 1, 2020. The remainder of the unrealized loss related to other factors, if any, is recognized in OCI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the consolidated financial statements on a trade-date basis.

Units in AB are carried on the equity method and reported in Other invested assets with equity in earnings reported in Net investment income (loss).

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity and interest rate futures and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities.” The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk. All changes in the fair value of the Company’s freestanding derivative positions, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD / LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment.

Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Net Investment Income (Loss), Investment Gains (Losses), Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to insurance liability loss recognition, DAC and URR related to UL policies, and investment-type products.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 6 of the Notes to these Consolidated Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Securities Sold under Agreements to Repurchase

Securities sold under agreements to repurchase involve the temporary exchange of securities for cash or other collateral of equivalent value, with agreement to redeliver a like quantity of the same or similar securities at a future date prior to maturity at a fixed and determinable price. Securities sold under agreements to repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the requirements of each respective counterparty. Transfers of securities under these agreements to repurchase are evaluated by the Company to determine whether they satisfy the criteria for accounting treatment as secured borrowing arrangements. Agreements not meeting the criteria would require recognition of the transferred securities as sales with related forward repurchase commitments. All of the Company’s securities repurchase transactions are accounted for as secured borrowings with the related obligations distinctly captioned in the consolidated balance sheets on a gross basis. Income and expenses associated with repurchase agreements are recognized as investment income and investment expense, respectively, within net investment income (loss). As of December 31, 2023 and 2022, the Company had no Securities sold under agreements to repurchase outstanding. During the year ended December 31, 2021 there was no activity on Securities sold under agreements to repurchase.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including employee fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred.

Contracts are measured on a grouped basis utilizing cohorts consistent with those used in the calculation of future policy benefit reserves. DAC is amortized on a constant level basis for the grouped contracts over the expected term of the contract. For life insurance products, DAC is amortized in proportion to the face amount in force. For annuity products DAC is amortized in proportion to policy counts. The constant level basis used for amortization determines the current period amortization considering both the current period’s actual experience and future projections. The amortization pattern is revised quarterly on a prospective basis. Amortization of DAC is included in Amortization of DAC, part of total benefits and other deductions.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new acquisition costs associated with the replacement contract are deferred.

Funds Withheld Receivable

Funds withheld receivable represents a receivable for amounts contractually withheld by ceding companies in accordance with funds withheld coinsurance (“funds withheld”) reinsurance agreements in which we are the reinsurer. The funds withheld receivable under reinsurance treaties includes the funds withheld embedded derivative receivable.

The reinsurance agreement between the Company and Equitable Financial written on a funds withheld and modified coinsurance basis contains embedded derivatives. We determined that the right to receive the total return on the assets within the funds withheld receivable represents a total return swap with a floating rate leg. The fair value of embedded derivatives on funds withheld and modified coinsurance agreements is computed as the unrealized gain (loss) on the underlying assets and is included within funds withheld receivable on the consolidated balance sheets for assumed agreement. The change in the fair value of the embedded derivatives is recorded in net derivatives gains (losses) on the consolidated statements of income. Assumed earnings from the funds withheld receivable and changes in the fair value of embedded derivatives are reported in operating activities on the consolidated statements of cash flows. Contributions to and withdrawals from funds withheld receivable are reported in operating activities on the consolidated statements of cash flows.

For business assumed on a funds withheld or modified coinsurance basis, a funds withheld segregated portfolio, comprised of invested assets and other assets is maintained by the ceding entity, which is sufficient to support the current balance of statutory reserves. The fair value of the embedded derivative included in funds withheld is recorded as a funds withheld asset and any excess or shortfall in relation to statutory reserves is settled quarterly.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Ceded reinsurance transactions are recognized and measured in a manner consistent with underlying reinsured contracts, including using consistent assumptions. Assumed and ceded reinsurance contract rights and obligations are accounted for on a basis consistent with our direct contract. The reinsurance cost or benefit for traditional life non-participating and limited-payment contracts is recognized in proportion to the gross premiums of the underlying direct cohorts. The locked-in single A discount rate used to calculate the reinsurance cost or benefit is established at inception of the reinsurance contract. Changes to the single A discount rate are reflected in comprehensive income at each reporting date.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate.

Policyholders’ Account Balances

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

Future Policy Benefits and Other Policyholders’ Liabilities

The liability for future policy benefits is estimated based upon the present value of future policy benefits and related claim expenses less the present value of estimated future net premiums where net premium equals gross premium under the contract multiplied by the net premium ratio. Related claim expenses include termination and settlement costs and exclude acquisition costs and non-claim related costs. The liability is estimated using current assumptions that include discount rate, mortality, and lapses. Assumptions are based on judgments that consider the Company’s historical experience, industry data, and other factors.

For participating traditional life insurance policies, future policy benefit liabilities are calculated using a net level premium method based on guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to face amount over the life of the contract.

For non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension), contracts are grouped into cohorts by contract type and issue year. The Company quarterly updates its estimate of cash flows using actual experience and current future cash flow assumptions, which is reflected in an updated net premium ratio used to calculate the liability. The ratio of actual and future expected claims to actual and future expected premiums determines the net premium ratio. The policy administration expense assumption is not updated after policy issuance. If actual expenses differ from the original expense assumptions, the differences are recognized in the period identified. The revised net premium ratio is used to determine the updated liability for future policy benefits as of the beginning of the reporting period, discounted at the original contract issuance rate. Changes in the liability due to current discount rates differing from original rates are included in OCI within the consolidated statement of comprehensive income.

For non-participating traditional life insurance policies and limited pay contracts, the discount rate assumption used is corporate A rated forward curve. We use a forward curve based upon a Bloomberg index. The liability is remeasured each quarter with the remeasurement change reported in OCI. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., single A) at contract inception for contracts issued after January 1, 2021. The Company developed an LDTI discount rate methodology used to calculate the LFPB for its traditional insurance liabilities and constructed a discount rate curve that references upper-medium grade (low credit risk) fixed-income instrument yields (i.e. Single-A rated Corporate bond yields) which are meant to reflect the duration characteristics of the corresponding insurance liabilities. The methodology uses observable market data, where available, and uses various estimation techniques in line with fair value guidance (such as interpolation and extrapolation) where data is limited. Discount rates are updated quarterly.

For limited-payment products, gross premiums received in excess of net premiums are deferred at initial recognition as a deferred profit liability (“DPL”). DPL will be amortized in relation to the expected future benefit payments. As the calculation of the DPL is based on discounted cash flows, interest accrues on the unamortized DPL balance using the discount rate determined at contract issuance. The DPL is updated at the same time as the estimates for cash flows for the liability for future policy benefits. Any difference between the recalculated and beginning of period DPL is recognized in remeasurement gain or loss in the consolidated statements of income (loss), Remeasurement of Liability for Future Policy Benefits, part of total benefits and other deductions. On the consolidated balance sheet the DPL is recorded in the liability for future policy benefits.

Additional liabilities for contract or contract feature that provide for additional benefits in addition to the account balance but are not market risk benefits or embedded derivatives (“additional insurance liabilities”) are established by estimating the expected value of death or other insurance benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated future policy benefits liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, and mortality experience. There can be no assurance that actual experience will be consistent with management’s estimates. Assumptions are reviewed annually and updated with the remeasurement gain or loss reflected in total benefit expense.

The Company recognizes an adjustment in OCI for the additional insurance liabilities for unrealized gains and losses not included when calculating the present value of expected assessments for the benefit ratios.

The Company conducts annual premium deficiency testing except for liability for future policy benefits for non-participating traditional and limited payment contracts. The Company reviews assumptions and determines whether the sum of existing liabilities and the present value of future gross premiums is sufficient to cover the present value of future benefits to be paid and settlement costs. Anticipated investment income is considered when performing premium deficiency for long duration contracts. The anticipated investment income is projected based on current investment portfolio returns grading to long term reinvestment rates over the projection periods, based on anticipated gross reinvestment spreads, defaults and investment expenses. Premium deficiency reserves are recorded in certain instances where the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses is exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The Company accrues for these PFBL using a dynamic approach that changes over time as the projection of future losses change.

Market Risk Benefits

Market risk benefits (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits. MRBs are identified and measured at fair value on a seriatim basis using an ascribed fee approach based upon policyholder behavior projections and risk neutral economic scenarios adjusted based on the facts and circumstances of the Company’s product features. The MRB Asset and MRB Liability will be equal to the estimated present value of benefits and risk margins less the estimated present value of ascribed fees. Ascribed fees will consist of the fee needed at policy inception date, under a stochastically generated set of risk-neutral scenarios, so that the present value of claims, including any risk charge, is equal to the present value of the projected attributed fees which will be capped at estimated present value of total policyholder contractual fees. The attributed fee percentage is considered a fixed term of the MRB feature and is held static over the life of the contract. Discount rates are updated quarterly. Changes in fair value are recognized as a remeasurement gain/loss in the Change in market risk benefits and purchased market risk benefits, part of total benefits and other deductions except for the portion of the change in the fair value due to change in the

Company’s own credit risk, which is recognized in other than comprehensive income. Additionally, when an annuitization occurs (for annuitization benefits) or upon extinguishment of the account balance (for withdrawal benefits) the balance related to the MRB will be derecognized and the amount deducted (after derecognition of any related amount included in AOCI) shall be used in the calculation of the liability for future policy benefits for the payout annuity. Upon derecognition, any related balance will be removed from AOCI.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMIB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base.

Features in ceded reinsurance contracts that meet the definition of MRBs are accounted for at fair value. The fees used to determine the fair value of the reinsured market risk benefit are those defined in the reinsurance contract. The expected periodic future premiums would represent cash outflows and the expected future benefits would represent cash inflows in the fair value calculation. On the ceded side, the Purchased MRB will be measured considering the counterparty credit risk of the reinsurer, while the direct contract liabilities will be measured considering the instrument-specific credit risk of the insurer. As a result of the difference in the treatment of the counterparty credit risk, the fair value of the direct and ceded contracts may be different even if the contractual fees and benefits are the same. Changes in instrument-specific credit risk of the Company is included in the fair value of its market risk benefit, whether in an asset or liability position, and whether related to an issued or purchased MRB, is recognized in OCI. The counterparty credit risk of the reinsurer is recorded in the statements of income (loss).

Separate Accounts

Generally, Separate Accounts established under Arizona Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the balance sheets.

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees

Reported as investment management and service fees in the Company’s statements of income (loss) are administrative fees earned by the Company related to administrative services provided to EIMG and EIM LLC related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. Accordingly, these administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Amounts for the year ended December 31, 2021 were previously reported in other income and have been reclassified to conform with current year presentation.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of MRB, liabilities for future policyholder benefits and Additional Liability Update.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

MRB Update

The Company updates its assumptions to reflect emerging experience for withdrawals, mortality and lapse election. This includes actuarial judgement informed by actual experience of how policy holders are expected to use these policies in the future. In addition, as part of the 2021 assumption update, the reference interest rate utilized in our GAAP fair value calculations was updated from the LIBOR swap curve to the US Treasury curve due to the impending cessation of LIBOR and our GAAP fair value liability risk margins. There were no other significant change to the process used to calculate the MRB balances.

LFPB Update

The significant assumptions for the LFPB balances include mortality and lapses for our Traditional life business. The primary assumption for the payout block of business is mortality. Impacts to expected net premiums and expected future policy benefits due to assumption changes in 2021 can be observed in the liability for future policy benefit rollforward tables.

Additional Liability Update

The significant assumptions for the additional insurance liability balances include mortality, lapses, premium payment pattern, interest crediting assumption.

Impact of Assumption Updates

The net impact of assumption changes during 2023 increased remeasurement of liability for future policy benefits by $12 million, decreased policyholders’ benefits by $1 million, decreased market risk benefits and purchased market risk benefits by $8 million, and decreased other operating costs and expenses by $42 million. This resulted in an increase in income (loss) from operations, before income taxes of $39 million and an increase to net income (loss) by $31 million.

The net impact of assumption changes during 2022 increased remeasurement of liability for future policy benefits by $1 million, decreased policyholders’ benefits by $11 million, and decreased amortization of DAC by $1 million. This resulted in an increase in income (loss) from operations, before income taxes of $11 million and an increase to net income (loss) by $9 million.

The net impact of assumption changes during 2021 decreased remeasurement of liability for future policy benefits by $4 million, increased policyholders’ benefits by $14 million, and increased change in market risk benefits and purchased market risk benefits by $1 million . This resulted in a decrease in income (loss) from operations, before income taxes of $11 million and decreased net income (loss) by $9 million.

Model Changes

There were no material model changes during 2023, 2022 or 2021.

Revision of Previously Issued Financial Statements

The Company identified certain errors in its previously issued financial statements primarily related to the initial and ongoing recording for the Reinsurance Treaty and coding errors impacting the inforce used to calculate actuarial reserves. The impact of these errors to prior periods’ financial statements was not considered to be material. In order to improve the consistency and comparability of the financial statements, management revised the financial statements to include the revisions discussed herein. The impact of the errors to prior periods’ financial statements was not considered to be material. See Note 19 of the Notes to these Financial Statements for details of the revision.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the consolidated balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2023 and 2022 was $78 million and $23 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2023, 2022 and 2021.

The following tables provide information relating to the Company’s fixed maturities classified as AFS:

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2023:
Fixed Maturities:
Corporate(1)	$5,842	$—	$96	$276	$5,662
U.S. Treasury, government and agency	15	—	—	—	15
States and political subdivisions	50	—	—	7	43
Foreign governments	31	—	1	1	31
Residential mortgage-backed	961	—	15	4	972
Asset-backed(2)	2,956	—	32	2	2,986
Commercial mortgage-backed	195	—	1	14	182

Total at December 31, 2023	$10,050	$—	$145	$304	$9,891

December 31, 2022:
Fixed Maturities:
Corporate(1)	$2,417	$—	$—	$359	$2,058
U.S. Treasury, government and agency	14	—	—	—	14
States and political subdivisions	43	—	—	9	34
Residential mortgage-backed	8	—	—	2	6
Asset-backed(2)	43	—	—	2	41
Commercial mortgage-backed	81	—	—	16	65

Total at December 31, 2022	$2,606	$—	$—	$388	$2,218

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

The contractual maturities of AFS fixed maturities as of December 31, 2023 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2023:
Contractual maturities:
Due in one year or less	$148	$147
Due in years two through five	1,385	1,387
Due in years six through ten	3,133	3,115
Due after ten years	1,272	1,102

Subtotal	5,938	5,751
Residential mortgage-backed	961	972
Asset-backed	2,956	2,986
Commercial mortgage-backed	195	182

Total at December 31, 2023	$10,050	$9,891

The following table shows proceeds from sales, gross gains (losses) from sales and allowance for credit losses for AFS fixed maturities:

Proceeds from Sales, Gross Gains (Losses) from Sales and Allowance for Credit and Intent to Sell Losses for AFS Fixed Maturities

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Proceeds from sales	$280	$184	$302

Gross gains on sales	$—	$—	$8

Gross losses on sales	$(5)	$(8)	$(4)

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts:

AFS Fixed Maturities — Credit and Intent to Sell Loss Impairments

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Balance, beginning of year	$—	$2	$2
Previously recognized impairments on securities that matured, paid, prepaid or sold	—	(2)	—

Balance, end of year	$—	$—	$2

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI:

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Year Ended December 31, 2023
	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, beginning of year	$(388)	$—	$8	$161	$(219)
Net investment gains (losses) arising during the period	224	—	—	—	224
Reclassification adjustment:
Included in net income (loss)	5	—	—	—	5
Impact of net unrealized investment gains (losses)	—	—	—	(48)	(48)

Net unrealized investment gains (losses) excluding credit losses	(159)	—	8	113	(38)

Balance, end of year	$(159)	$—	$8	$113	$(38)

	Year Ended December 31, 2022
Balance, beginning of year	$128	$—	$(3)	$(26)	$99
Net investment gains (losses) arising during the period	(524)	—	—	—	(524)
Reclassification adjustment:
Included in net income (loss)	8	—	—	—	8
Other(1)	—	—	—	81	81
Impact of net unrealized investment gains (losses)	—	—	11	106	117

Net unrealized investment gains (losses) excluding credit losses	(388)	—	8	161	(219)

Balance, end of year	$(388)	$—	$8	$161	$(219)

	Year Ended December 31, 2021
Balance, beginning of year	$248	$(111)	$37	$(36)	$138
Transition adjustment(2)	—	111	(37)	—	74
Net investment gains (losses) arising during the period	(114)	—	—	—	(114)
Reclassification adjustment:
Included in net income (loss)	(4)	—	—	—	(4)
Other	(2)	—	—	—	(2)
Impact of net unrealized investment gains (losses)	—	—	(3)	10	7

Net unrealized investment gains (losses) excluding credit losses	128	—	(3)	(26)	99

Balance, end of year	$128	$—	$(3)	$(26)	$99

(1)	Reflects $81 million of a Deferred Tax Asset valuation allowance recorded during the fourth quarter of 2022. See Note 13 of the Notes to these Financial Statements for additional details.
(2)	Reflects the transition adjustment for shadow DAC and policyholder liabilities related to the adoption of ASU 2018-12 effective January 1, 2021.

The following tables disclose the fair values and gross unrealized losses of the 891 issues as of December 31, 2023 and the 845 issues as of December 31, 2022 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2023:
Fixed Maturities:
Corporate	$505	$7	$1,900	$269	$2,405	$276
U.S. Treasury, government and agency	—	—	8	—	8	—
States and political subdivisions	—	—	33	7	33	7
Foreign governments	7	1	4	—	11	1
Residential mortgage-backed	103	—	9	4	112	4
Asset-backed	290	1	23	1	313	2
Commercial mortgage-backed	29	—	61	14	90	14

Total at December 31, 2023	$934	$9	$2,038	$295	$2,972	$304

December 31, 2022:
Fixed Maturities:
Corporate	$1,446	$159	$590	$200	$2,036	$359
States and political subdivisions	19	4	13	5	32	9
Residential mortgage-backed	2	—	4	2	6	2
Asset-backed	35	1	6	1	41	2
Commercial mortgage-backed	5	1	60	15	65	16

Total at December 31, 2022	$1,507	$165	$673	$223	$2,180	$388

The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.5% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2023 and 2022 were $82 million and $24 million, respectively, representing 3.8% and 10.3% of the consolidated equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2023 and 2022, respectively, approximately $92 million and $4 million, or 0.9% and 0.2%, of the $10.1 billion and $2.6 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had gross unrealized losses of $0 million and $0 million as of December 31, 2023 and 2022, respectively.

As of December 31, 2023 and 2022, respectively, the $295 million and $223 million of gross unrealized losses of twelve months or more were concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Consolidated Financial Statements, the Company concluded that an allowance for credit losses for these securities was not warranted at either December 31, 2023 or December 31, 2022. As of December 31, 2023 and 2022, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2023, the Company determined that the unrealized loss was primarily due to increases in interest rates and credit spreads.

Securities Lending

Beginning in 2023, the Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2023, the estimated fair value of loaned securities was $23 million. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as cash collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. As of December 31, 2023, cash collateral received in the amount of $23 million was invested by the agent bank. A securities lending payable for the overnight and continuous loans is included in other liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income and were not material for the year ended December 31, 2023.

Mortgage Loans on Real Estate

The Company held eight commercial mortgage loans with a carrying value of $294 million at December 31, 2023 and two commercial mortgage loans with a carrying value of $17 million at December 31, 2022. The loans were issued for apartment complex properties located in the South-Atlantic, East North Central and Mid-Atlantic regions. The loans were current as of December 31, 2023 and 2022 with LTV ratios between 0%-70% and DSC ratios of 1.0x or greater.

Accrued interest receivable was $1 million and $0 million as of December 31, 2023 and 2022 and no accrued interest was written off for the years ended December 31, 2023, 2022 and 2021. The allowance for credit losses was $2 million and $0 million as of December 31, 2023 and 2022, with a change of $2 million for the year ended December 31, 2023 and a change of $0 million for the years ended December 31, 2022 and 2021.

As of December 31, 2023 and 2022, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Equity Securities

The breakdown of unrealized and realized gains and (losses) on equity securities was as follows:

Unrealized and Realized Gains (Losses) from Equity Securities

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$—	$(3)	$2

Unrealized and realized gains (losses) on equity securities	$—	$(3)	$2

Trading Securities

As of December 31, 2023 and 2022, respectively, the fair value of the Company’s trading securities was $0 million and $1 million. As of December 31, 2023 and 2022, respectively, trading securities included the General Account’s investment in Separate Accounts had carrying values of $1 million and $1 million.

The breakdown of net investment income (loss) from trading securities was as follows:

Net Investment Income (Loss) from Trading Securities

	Year Ended December 31,
	2023	2022	2021
	(in millions)

Net investment gains (losses) recognized during the period on securities held at the end of the period	$(1)	$—	$—
Unrealized and realized gains (losses) on trading securities	(1)	—	—

Net investment income (loss) from trading securities	$(1)	$—	$—

Net Investment Income

The following tables provide the components of net investment income by investment type:

	Year Ended December 31,
	2023	2022	2021
	(in millions)

Fixed maturities	$283	$88	$83
Mortgage loans on real estate	3	1	1
Policy loans	5	4	3
Other equity investments	1	(2)	1
Equity in income (loss) from AB	—	—	3
Trading securities	(1)	—	—
Other investment income	26	1	—

Gross investment income (loss)	317	92	91
Investment expenses	(5)	(5)	(3)

Net investment income (loss)	$312	$87	$88

Investment Gains (Losses), Net

Investment gains (losses), net, including changes in the valuation allowances and credit losses were as follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)

Fixed maturities	$(5)	$(8)	$4
Mortgage loans on real estate	(2)	—	—

Investment gains (losses), net	$(7)	$(8)	$4

(1)	Investment gains (losses), net of Other equity investments includes Real Estate Held for production.

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. The Company does not designate any derivatives as hedge accounting. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts can be used in these hedging programs, including exchange traded equity and interest rate futures contracts as well as equity options. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets.

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features which are accounted for as market risk benefits. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB feature and are accounted for as market risk benefits is that under-performance of the financial markets could result in the GMxB features benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, SIO, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS variable annuity, SIO in the EQUI-VEST variable annuity series, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

The following table presents the gross notional amount and fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2023				December 31, 2022
	Fair Value				Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivatives	Notional Amount	Derivative Assets	Derivative Liabilities	Net Derivatives
	(in millions)
Derivatives:(1)
Equity contracts:
Futures	$2,277	$—	$—	$—	$394	$—	$—	$—
Options	4,930	1,370	402	968	209	34	16	18
Interest rate contracts:
Futures	522	—	—	—	282	—	—	—
Other contracts:
Margin	—	133	—	133	—	29	—	29
Collateral	—	—	956	(956)	—	—	3	(3)

Total:	7,729	1,503	1,358	145	885	63	19	44

Embedded derivatives:
SCS, SIO, MSO and IUL indexed features(2)	—	—	8,804	(8,804)	—	—	87	(87)
Funds withheld receivable(3)	—	100	—	100	—	—	—	—
Modco receivable(2)	—	—	(411)	411	—	—	—	—

Total embedded derivatives	—	100	8,393	(8,293)	—	—	87	(87)

Total derivative instruments	$7,729	$1,603	$9,751	$(8,148)	$885	$63	$106	$(43)

(1)	Reported in other invested assets in the consolidated balance sheets.
(2)	Reported in policyholders’ account balances in the consolidated balance sheets.
(3)	Reported in funds withheld receivable in the consolidated balance sheets.

The following table presents the effects of derivative instruments on the consolidated statements of income (loss) and comprehensive income (loss):

	Year Ended December 31,
	2023	2022	2021
	Net Derivatives Gain (Losses)	Net Derivatives Gain (Losses)	Net Derivatives Gain (Losses)
	(in millions)
Derivatives:
Equity contracts:
Futures	$228	$(84)	$68
Options	275	(3)	3
Interest rate contracts:
Futures	(8)	(43)	1

Total:	495	(130)	72
Embedded derivatives:
MSO, SCS and IUL indexed features(2)	(3,687)	99	(73)
Funds withheld receivable	(858)	—	—
Modco receivable	4,067	—	—
Total Embedded Derivatives	(478)	99	(73)

Total Derivatives instruments(1)(3)	$17	$(31)	$(1)

(1)	Reported in net derivative gains (losses) in the statements of income (loss).
(2)	Reported in policyholders’ account balances in the balance sheets.
(3)

For the years ended December 31, 2023, 2022 and 2021, investment fees of $1 million, $0 million and $0 million , respectively, are reported in net derivative gains (losses) in the consolidated statements of income (loss).

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based futures contracts as of December 31, 2023 and 2022 are exchange-traded and net settled daily in cash. As of December 31, 2023 and 2022, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $113 million and $22 million and (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $20 million and $10 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2023 and 2022, respectively, the Company held $956 million and $3 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $0 million and $0 million as of December 31, 2023 and 2022, respectively, in the normal operation of its collateral arrangements. The Company is exposed to losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2023 and 2022, there were no net liability derivative positions with counterparties with credit risk-related contingent features whose credit rating has fallen. All derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

The following tables present information about the Company’s offsetting of financial assets and liabilities and derivative instruments:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2023

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$1,503	$1,177	$326	$(178)	$148
Secured lending	6	—	6	—	6
Other financial assets	19	—	19	—	19

Other invested assets	$1,528	$1,177	$351	$(178)	$173

Liabilities:
Derivative liabilities	$1,180	$1,177	$3	$—	$3
Secured lending	6	—	6	—	6
Other financial liabilities	2,160	—	2,160	—	2,160

Other liabilities	$3,346	$1,177	$2,169	$—	$2,169

(1)	Financial instruments sent (held).

As of December 31, 2022

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$63	$18	$45	$—	$45
Other financial assets	2	—	2	—	2

Other invested assets	$65	$18	$47	$—	$47

Liabilities:
Derivative liabilities	$19	$18	$1	$—	$1
Other financial liabilities	72	—	72	—	72

Other liabilities	$91	$18	$73	$—	$73

(1)	Financial instruments sent (held).

5)	DAC AND OTHER DEFERRED ASSETS/LIABILITIES

The following table presents a reconciliation of DAC to the consolidated balance sheets:

	December 31, 2023	December 31, 2022
	(in millions)
VUL	$457	$410
IUL	293	296
GMxB Core	119	40
Investment Edge	22	1
SCS	289	13
Other	32	—

Total	$1,212	$760

Annually, or as circumstances warrant, we review the associated decrements assumptions (i.e. mortality and lapse) based on our multi-year average of companies experience with actuarial judgements to reflect other observable industry trends. In addition to DAC, the Unearned Revenue Liability and Sales Inducement Asset (“SIA”) use similar techniques and quarterly update processes for balance amortization.

During the third quarter of 2023, 2022 and 2021, we completed our annual assumption update and the impact to the current period amortization of DAC and DAC like balances due to the new assumptions is immaterial. There were as no other material changes to the inputs, judgements or calculation processes used in the DAC calculation this period or year.

Changes in the DAC asset were as follows:

	Year Ended December 31, 2023
	VUL(1)	IUL(2)	GMxB Core	IE(3)	SCS	Total
	(in millions)
Balance, beginning of year	$410	$296	$40	$1	$13	$760
Capitalization	71	14	86	22	297	490
Amortization(4)	(24)	(17)	(7)	(1)	(21)	(70)

Balance, end of year	$457	$293	$119	$22	$289	$1,180

(1)	“VUL” defined as Variable Universal Life.
(2)	“IUL” defined as Indexed Universal Life.
(3)	“IE” defined as Investment Edge.
(4)	DAC amortization of $1 million related to Other not reflected in table above.

	Year Ended December 31, 2022
	VUL	IUL	GMxB Core	IE	SCS	Total
	(in millions)
Balance, beginning of year	$361	$297	$14	$—	$—	$672
Capitalization	70	16	28	1	13	128
Amortization(1)	(21)	(17)	(2)	—	—	(40)

Balance, end of year	$410	$296	$40	$1	$13	$760

(1)	DAC amortization of $1 million related to Other not reflected in table above.

Changes in the unearned revenue liability were as follows:

	Year Ended December 31,
	2023		2022
	VUL	IUL	VUL	IUL
	(in millions)
Balance, beginning of year	$159	$157	$118	$94
Capitalization	55	64	49	71
Amortization	(11)	(11)	(8)	(8)

Balance, end of year	$203	$210	$159	$157

6)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued are also considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security-or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2023 and 2022, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2023

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$5,575	$87	$5,662
U.S. Treasury, government and agency	—	15	—	15
States and political subdivisions	—	43	—	43
Foreign governments	—	31	—	31
Residential mortgage-backed	—	972	—	972
Asset-backed(2)	—	2,962	24	2,986
Commercial mortgage-backed	—	181	1	182

Total fixed maturities, AFS	—	9,779	112	9,891
Other equity investments	—	19	—	19
Other invested assets:
Options	—	968	—	968

Total other invested assets	—	968	—	968
Cash equivalents	1,654	—	—	1,654
Funds withheld receivable(3)(5)	—	—	100	100
Purchased market risk benefits	—	—	9	9
Assets for market risk benefits	—	—	24	24
Separate Accounts assets(4)	5,747	7	—	5,754

Total Assets	$7,401	$10,773	$245	$18,419

Liabilities:
Policyholders’ account balances:
SCS, MSO and IUL indexed features’ liability	—	8,804	—	8,804
Modco receivable(5)	—	—	(411)	(411)
Liabilities for market risk benefits	—	—	7,333	7,333

Total Liabilities	$—	$8,804	$6,922	$15,726

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(3)

As discussed in Note 2, the funds withheld receivable was created through a funds withheld and modified coinsurance agreement where the investments supporting the reinsurance agreement are withheld by and continue to reside on Equitable Financial’s consolidated balance sheet. This embedded derivative is valued as a total return swap with references to the fair value of the invested assets held by the Equitable Financial, which are primarily available for sale securities.

(4)	Separate Accounts assets included in the fair value hierarchy exclude investments not fair valued including other assets of $1 million.
(5)

The embedded derivative is partially reflected in funds withheld receivable and policyholders’ account balance. The portion within Policyholders’ account balances relates to the non-insulated products assumed on a modified coinsurance basis and is reflected net of assumed liabilities on the balance sheet.

Fair Value Measurements as of December 31, 2022

	Level 1	Level 2	Level 3	Total

	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$2,040	$18	$2,058
U.S. Treasury, government and agency	—	14	—	14
States and political subdivisions	—	34	—	34
Residential mortgage-backed	—	6	—	6
Asset-backed(2)	—	41	—	41
Commercial mortgage-backed	—	65	—	65

Total fixed maturities, AFS	—	2,200	18	2,218
Other equity investments	—	19	—	19
Other invested assets:
Options	—	18	—	18

Total other invested assets	—	18	—	18
Cash equivalents	272	—	—	272
Funds withheld receivable	—	—	—	—
Purchased market risk benefits	—	—	13	13
Assets for market risk benefits	—	—	11	11
Separate Accounts assets(3)	3,367	7	—	3,374

Total Assets	$3,639	$2,244	$42	$5,925

Liabilities:
Policyholders’ account balances:
SCS, SIO, MSO and IUL indexed features’ liability	—	87	—	87
Modco receivable	—	—	—	—
Liabilities for market risk benefits	—	—	16	16

Total Liabilities	$—	$87	$16	$103

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(3)	Separate Accounts assets included in the fair value hierarchy exclude investments not fair valued including other assets of $1 million.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Consolidated Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Funds Withheld Receivable

Reinsurance agreements written on a funds withheld or modified coinsurance basis contain embedded derivatives. This embedded derivative is valued as a total return swap with reference to the fair value of the invested assets held by Equitable Financial. Accordingly, the unobservable inputs utilized in the valuation of the embedded derivative are a component of the invested assets supporting the reinsurance agreements that are held on Equitable Financial’s consolidated balance sheet.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

•	Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

The Company also issues certain benefits on its variable annuity products that are accounted for as market risk benefits carried at fair value and are also considered Level 3 for fair value leveling.

The GMIBNLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated. The optional GMIB feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates.

The GMWB feature allows the policyholder to withdraw at a minimum, over the life of the contract, an amount based on the contract’s benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract’s benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted.

This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base. The GMDB feature guarantees that the benefit paid upon death will not be less than a guaranteed benefit base. If the contract’s account value is less than the benefit base at the time a death claim is paid, the amount payable will be equal to the benefit base.

The market risk benefits fair value will be equal to the present value of benefits less the present value of ascribed fees. Considerable judgment is utilized by management in determining the assumptions used in determining present value of benefits and ascribed fees related to lapse rates, withdrawal rates, utilization rates, non-performance risk, volatility rates, annuitization rates and mortality (collectively, the significant MRB assumptions).

Purchased MRB assets, which are accounted for as market risk benefits carried at fair value are also considered Level 3 for fair value leveling. The purchased MRB asset fair value reflects the present value of reinsurance premiums, net of recoveries, adjusted for risk margins and nonperformance risk over a range of market consistent economic scenarios while the MRB asset and liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins and nonperformance risk, attributable to the MRB asset and liability over a range of market-consistent economic scenarios.

The valuations of the purchased MRB assets incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Accounts funds. The credit risks of the counterparty and of the

Company are considered in determining the fair values of its purchased MRB asset after taking into account the effects of collateral arrangements. Incremental adjustment to the risk free curve for counterparty non-performance risk is made to the fair values of the purchased MRB assets. Risk margins were applied to the non-capital markets inputs to the purchased MRB valuations.

The Company also issues certain benefits on its variable annuity products that are accounted for as market risk benefits carried at fair value and are also considered Level 3. See Note 8 of the Notes to these Consolidated Financial Statements for further description of our market risk benefits fair value.

The funds withheld embedded derivative receivable is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract as collateral and requires certain unobservable inputs. The funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2023, there were $10 million AFS fixed maturities transferred out of Level 3 and into Level 2 and no AFS fixed maturities transferred out of Level 2 and into Level 3. These transfers in the aggregate represent approximately 0.5% of total consolidated equity as of December 31, 2023.

During the year ended December 31, 2022, there were $5 million AFS fixed maturities transferred out of Level 3 and into Level 2 and no AFS fixed maturities transferred out of Level 2 and into Level 3. These transfers in the aggregate represent approximately 2.2% of total consolidated equity as of December 31, 2022.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses). Not included below are the changes in balances related to market risk benefits and purchased market risk benefits level 3 assets and liabilities, which are included in Note 8 of the Notes to these Consolidated Financial Statements.

Level 3 Instruments — Fair Value Measurements

	Year Ended December 31, 2023
	Corporate	Asset- backed	CMBS	Funds Withheld Receivable	Modco Receivable
	(in millions)
Balance, beginning of period	$18	$—	$—	$—	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—	—	—	—
Net derivative gains (losses)(1)	—	—	—	—	—

Total realized and unrealized gains (losses)	—	—	—	—	—

Other comprehensive income (loss)	1	—	—	—	—
Purchases	79	32	1	—	—
Sales	(1)	(8)	—	—	—
Change in fair value of funds withheld assets	—		—	100	(411)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(10)	—	—	—	—

Balance, end of period	$87	$24	$1	$100	$(411)

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$1	$—	$—	$—	$—

	Year Ended December 31, 2022
	Corporate	Asset- backed	CMBS	Funds Withheld Receivable	Modco Receivable
	(in millions)
Balance, beginning of period	$11	$—	$—	$—	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—	—	—	—
Net derivative gains (losses)(1)	—	—	—	—	—

Total realized and unrealized gains (losses)	—	—	—	—	—

Other comprehensive income (loss)	(1)	—	—	—	—
Purchases	14	—	—	—	—
Sales	(1)	—	—	—	—
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(5)	—	—	—	—

Balance, end of period	$18	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$(1)	$—	$—	$—	$—

Year Ended December 31, 2021
	Corporate	Asset- backed	CMBS	Funds Withheld Receivable	Modco Receivable
(in millions)
Balance, beginning of year	$14	$—	$—	$—	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—	—	—	—
Net derivative gains (losses)(1)	—	—	—	—	—

Total realized and unrealized gains (losses)	—	—	—	—	—

Other comprehensive income (loss)	—	—	—	—	—
Purchases	1	—	—	—	—
Sales	(4)	—	—	—	—
Change in fair value of funds withheld assets	—	—	—	—	—
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Balance, end of year	$11	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—	$—	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$—	$—	$—	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities:

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2023

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(Dollars in millions)
Assets:(5)
Investments:
Fixed maturities, AFS:
Corporate	$39	Matrix pricing model	Spread over benchmark	95 bps - 120 bps	118 bps

Purchased MRB asset(1)(2)(4)	9	Discounted cash flow	Lapse rates Withdrawal rates Annuitization rates Non-performance risk (bps Mortality: Ages 0-40 Ages 41-60 Ages 61-115)	N/A	N/A

Liabilities:
Direct MRB(1)(2)(3)(4)	$7,309	Discounted cash flow	Non-performance risk (bps Lapse rates Withdrawal rates Annuitization rates Mortality: Ages 0-40 Ages 41-60 Ages 61-115)	23 bps - 118 bps 0.21% - 29.37% 0.00% - 14.97% 0.04% - 100.00% 0.01% - 0.18% 0.07% - 0.53% 0.33% - 42.00%	23 bps 3.99% 0.67% 3.04% 2.62% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

Lapses and pro-rata withdrawal rates were developed as a function of the policy account value. Dollar for dollar withdrawal rates were developed as a function of the dollar for dollar threshold, the dollar for dollar limit. GMIB utilization rates were developed as a function of the GMIB benefit base

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $7,333 million of MRB liabilities and $24 million of MRB asset.
(4)	Includes Core products.
(5)

Funds withheld and modco receivable that contain embedded derivatives held at fair value are excluded from the tables above. The funds withheld receivable embedded derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2022

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(Dollars in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$4	Matrix pricing model	Spread over benchmark	245 bps - 245 bps	245 bps

Purchased MRB asset(1)(2)(4)	13	Discounted cash flow	Lapse rates Withdrawal rates Annuitization Non-performance risk (bps) Mortality: Ages 0-40 Ages 41-60 Ages 61-115	N/A	N/A

Liabilities:
Direct MRB(1)(2)(3)(4)	$5	Discounted cash flow	Non-performance risk Lapse rates Withdrawal rates Annuitization rates Mortality: Ages 0-40 Ages 41-60 Ages 61-115	157 bps 0.35% - 35.42% 0.20% - 1.24% 0.04% - 100.00% 0.01% - 0.17% 0.06% - 0.52% 0.32% - 40.00%	157 bps 4.35% 1.22% 3.27% 1.08% (same for all ages) (same for all ages)

(1)

Mortality rates vary by age and demographic characteristic such as gender. Mortality rate assumptions are based on a combination of company and industry experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuating the embedded derivatives.

(2)

Lapses and pro-rata withdrawal rates were developed as a function of the policy account value. Dollar for dollar withdrawal rates were developed as a function of the dollar for dollar threshold, the dollar for dollar limit. GMIB utilization rates were developed as a function of the GMIB benefit base.

(3)	MRB liabilities are shown net of MRB assets. Net amount is made up of $16 million of MRB liabilities and $11 million of MRB assets.
(4)	Includes Core products.

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2023 and 2022, respectively, are approximately $73 million and $14 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

Market Risk Benefits

Significant unobservable inputs with respect to the fair value measurement of the purchased MRB assets and MRB liabilities identified in the table above are developed using Company data. Future policyholder behavior is an unobservable market assumption and as such all aspects of policyholder behavior are derived based on recent historical experience. These policyholder behaviors include lapses, pro-rata withdrawals, dollar for dollar withdrawals, GMIB utilization, deferred mortality and payout phase mortality. Many of these policyholder behaviors have dynamic adjustment factors based on the relative value of the rider as compared to the account value in different economic environments. This applies to all variable annuity related products; products with GMxB riders including but not limited to GMIB, GMDB and GWL.

Lapse rates are adjusted at the contract level based on a comparison of the value of the embedded GMxB rider and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. For valuing purchased MRB assets and MRB liabilities, lapse rates vary throughout the period over which cash flows are projected.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements

The carrying values and fair values for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Consolidated Financial Statements were as follows.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2023:
Mortgage loans on real estate	$294	$—	$—	$297	$297
Policy loans	$268	$—	$—	$275	$275
Funds withheld receivable	$10,503	$—	$—	$10,503	$10,503
Modco receivable	$29,912	$—	$—	$29,912	$29,912
Policyholders’ liabilities: Investment contracts	$110	$—	$—	$108	$108
Separate Accounts liabilities	$372	$—	$—	$372	$372

December 31, 2022:
Mortgage loans on real estate	$17	$—	$—	$15	$15
Policy loans	$244	$—	$—	$248	$248
Funds withheld receivable	$—	$—	$—	$—	$—
Modco receivable	$—	$—	$—	$—	$—
Policyholders’ liabilities: Investment contracts	$115	$—	$—	$106	$106
Separate Accounts liabilities	$—	$—	$—	$—	$—

Mortgage Loans on Real Estate

Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Policyholder Liabilities — Investment Contracts and Separate Accounts Liabilities

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees.

7)	LIABILITIES FOR FUTURE POLICYHOLDER BENEFITS

The following tables reconcile the net liability for future policy benefits and liability of death benefits to the liability for future policy benefits in the consolidated balance sheets:

December 31, 2023
(in millions)
Reconciliation
Payout — Legacy	$340
UL(1)	344
Other(2)	365

Subtotal	1,049
Other policy funds(3)	604

Grand total	$1,653

(1)	Represents the SOP NLG Rider on UL contracts assumed from Equitable Financial.
(2)	Primarily future policy benefits related to Protective Life & Annuity and Employee Benefits.
(3)	Includes $415 million of URL of which $413 million is covered in Note 5 of the Notes to these Consolidated Financial Statements.

December 31, 2022
(in millions)
Reconciliation
Universal Life(1)	$58
Other(2)	220

Future policyholder benefits, total	278
Other policyholder liabilities	391

Total	$669

(1)

Represent the SOP LTC Rider on all Universal Life contracts inclusive of VL and UL sold by the Company. Subsequent to the Internal Reinsurance Transaction described further in Note 1 of the Notes to these Consolidated Financial Statements, these are no longer material and are not disclosed separately.

(2)	Primarily future policy benefits related to Protective Life & Annuity and Employee Benefits.

The following tables summarize balances and changes in the liability for future policy benefits for nonparticipating traditional and limited pay contracts.

The payout annuities result from annuitization of current contracts. Inflows are the liquidation of the account values not premiums:

	Year Ended December 31,
	Payout-Legacy
	2023	2022
	(Dollars in millions)
Present Value of Expected Future Policy Benefits
Balance, beginning of period	$—	$—
Beginning balance of original discount rate	—	—
Effect of changes in cash flow assumptions	—	—
Effect of actual variances from expected experience	—	—

Adjusted beginning of period balance	—	—
Issuances	333	—
Interest accrual	—	—
Benefits payments	—	—

Ending balance at original discount rate	333	—
Effect of changes in discount rate assumptions	7	—

Balance, end of period	$340	$—

Net liability for future policy benefits	$340	$—
Less: Reinsurance recoverable	—	—

Net liability for future policy benefits, after reinsurance recoverable	$340	$—

Weighted-average duration of liability for future policyholder benefits (years)	7.7	—

The following table provides the amount of undiscounted and discounted expected gross premiums and expected future benefits and expenses related to nonparticipating traditional and limited payment contracts:

	December 31,
	2023	2022
	(in millions)
Payout-Legacy
Expected future benefit payments and expenses (undiscounted)	$508	$—
Expected future gross premiums (undiscounted)	—	—
Expected future benefit payments and expenses (discounted)	340	—
Expected future gross premiums (discounted)	—	—

The following table provides the revenue, interest and weighted average interest rates, related to the additional insurance liabilities :

	Year Ended December 31,
	2023	2022	2021	2023	2022	2021
	Gross Premium			Interest Accretion
	(in millions)
Revenue and Interest Accretion
Payout — Legacy(1)	$85	$—	$—	$7	$—	$—

Total	$85	$—	$—	$7	$—	$—

(1)	Gross premium reflected is the liquidation of Account Value at time of annuitization.

The following table provides the weighted average interest rates for the liability for future policy benefits:

	December 31, 2023	December 31, 2022
Weighted Average Interest Rate
Payout-Legacy
Interest accretion rate	5.3%	—%
Current discount rate	5.0%	—%

The following table provides the balance, changes in and the weighted average durations of the additional insurance liabilities:

	Year Ended December 31,
	2023	2022
	UL(1)	Universal Life(2)
	(Dollars in millions)
Balance, beginning of year	$—	$57
Beginning balance before AOCI adjustments	—	55
Effect of changes in interest rate and cash flow assumptions and model changes	6	1
Effect of actual variances from expected experience	2	(3)

Adjusted beginning of period balance	8	53
Issuances(3)	322	—
Interest accrual	7	3
Net assessments collected	12	10
Benefit payments	(5)	—

Ending balance before shadow reserve adjustments	344	66
Effect of shadow reserve adjustment	—	(8)

Balance, end of year	$344	$58

Net liability for additional liability	$344	$58
Effect of reserve adjustment recorded in AOCI	—	—

Net liability for additional liability, after reinsurance recoverable	$344	$58

Weighted-average duration of additional liability — death benefit (years)	17.7	28.4

(1)	The 2023 additional insurance liabilities represent the SOP NLG Rider on UL contracts assumed from Equitable Financial.
(2)

The 2022 additional insurance liabilities represent the SOP LTC Rider on all Universal Life contracts inclusive of VL and UL sold by the Company. Subsequent to the Reinsurance Treaty described further in Note 1 of the Notes to these Consolidated Financial Statements, these are no longer material and are not disclosed separately.

(3)	Issuances represent the UL SOP NLG business assumed from Equitable Financial on April 1, 2023.

The following tables provide the revenue, interest and weighted average interest rates, related to the additional insurance liabilities:

	Year Ended December 31, 2023
	Assessments	Interest Accretion
	(in millions)
Revenue and Interest Accretion
UL(1)	$477	$11

Total	$477	$11

(1)	The 2023 additional insurance liabilities represent the SOP NLG Rider on UL contracts assumed from Equitable Financial.

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Assessments	Interest Accretion	Assessments	Interest Accretion
	(in millions)
Revenue and Interest Accretion
Universal Life	$18	$3	$16	$2

Total	$18	$3	$16	$2

(1)

The 2022 additional insurance liabilities represent the SOP LTC Rider on all Universal Life contracts inclusive of VL and UL sold by the Company. Subsequent to the Reinsurance Treaty described further in Note 1 of the Notes to these Consolidated Financial Statements, these are no longer material and are not disclosed separately.

	Year Ended December 31,
	2023	2022	2021
	Universal Life
Weighted Average Interest Rate
Interest accretion rate	4.5%	5.5%	5.5%

8)	MARKET RISK BENEFITS

The following table presents the balances and changes to the balances for the market risk benefits for the GMxB benefits on deferred variable annuities:

	Year Ended December 31,
	2023		2022		2021
	GMxB Core	GMxB Legacy	GMxB Core	GMxB Legacy	GMxB Core	GMxB Legacy
	(Dollars in millions)
Balance, beginning of period	$(6)	$—	$—	$—	$—	$—
Balance BOP before changes in the instrument specific credit risk	(5)	—	1	—	—	—
Model changes and effect of changes in cash flow assumptions	54	(44)	—	—	—	—
Actual market movement effect	(231)	(467)	13	—	(1)	—
Interest accrual	31	213	—	—	—	—
Attributed fees accrued(1)	282	252	4	—	—	—
Benefit payments	(35)	(407)	—	—	—	—
Actual policyholder behavior different from expected behavior	20	(26)	5	—	1	—
Changes in future economic assumptions	(491)	(737)	(28)	—	—	—
Issuances(2)	1,309	6,911	—	—	1	—

Balance EOP before changes in the instrument-specific credit risk	934	5,695	(5)	—	1	—
Changes in the instrument-specific credit risk(3)	257	387	(1)	—	(1)	—

Balance, end of period	$1,191	$6,082	$(6)	$—	$—	$—

Weighted-average age of policyholders (years)	64.7	73.8	61.0	—	59.4	—
Net amount at risk	$2,937	$9,899	$13	$—	$—	$—

(1)	Attributed fees accrued represents the portion of the fees needed to fund future GMxB claims.
(2)	Issuances are related to the Reinsurance Treaty with Equitable Financial. See Note 1 of the Notes to these Consolidated Financial Statements.
(3)	Changes are recorded in OCI.

The following table reconciles market risk benefits by the amounts in an asset position and amounts in a liability position to the market risk benefit amounts in the consolidated balance sheets:

	Year Ended December 31,
	2023					2022
	MRB Asset	MRB Liability	Net MRB	Purchased MRB	Total	MRB Asset	MRB Liability	Net MRB	Purchased MRB	Total
	(in millions)
GMxB Core	$(14)	$1,205	$1,191	$—	$1,191	$(11)	$5	$(6)	$—	$(6)
GMxB Legacy	—	6,082	6,082	—	6,082	—	—	—	—	—
Other(1)	(10)	46	36	(9)	27	—	11	11	(13)	(2)

Total	$(24)	$7,333	$7,309	$(9)	$7,300	$(11)	$16	$5	$(13)	$(8)

(1)	Other, for December 31, 2023, primarily reflects EQUI-VEST Individual. Other, for December 31, 2022, primarily reflects Protective Life Reinsured business.

9)	POLICYHOLDER ACCOUNT BALANCES

The following tables reconcile the policyholders account balances to the policyholders’ account balance liability in the consolidated balance sheets:

December 31, 2023
(in millions)
Policyholders’ account balance reconciliation
UL	$1,186
IUL	2,431
EI	1,964
EG	6,619
SCS	40,353
Other(1)	(27,590)

Total	$24,963

(1)	Includes $(30.3) billion of assumed fair value of the modco reinsurance with Equitable Financial.

December 31, 2022
(in millions)
Policyholders’ account balance reconciliation
IUL	$1,962
VUL	655
GMxB Core	27
IE	7
SCS	242
Reinsured	819
Other	39

Total	$3,751

The following tables summarize the balances and changes in policyholders’ account balances:

	Year Ended December 31, 2023
	UL	IUL	EI	EG	SCS (1)
	(Dollars in millions)
Balance, beginning of year	$—	$1,962	$—	$—	242
Issuances(2)	1,208	349	2,213	6,818	31,189
Premiums received	361	236	7	262	1
Policy charges	(376)	(192)	—	(3)	(6)
Surrenders and withdrawals	(11)	(69)	(251)	(720)	(1,880)
Benefit payments	(23)	(8)	(20)	(17)	(172)
Net transfers from (to) separate account	—	—	(30)	110	7,132
Interest credited(3)	27	153	45	169	3,847

Balance, end of year	$1,186	$2,431	$1,964	$6,619	$40,353

Weighted-average crediting rate	3.50%	2.43%	2.87%	2.41%	—%
Net amount at risk(4)	$16,062	$19,148	$98	$6	$1
Cash surrender value	$1,036	$1,850	$1,959	$6,573	$37,562

(1)	SCS sales are recorded in a Separate Account holding account until they are swept into the General Account. This sweep is recorded as Net Transfers from (to) separate.
(2)	Issuances are related to the Reinsurance Treaty with Equitable Financial. See Note 1 of the Notes to these Consolidated Financial Statements.
(3)	SCS includes amounts related to the change in embedded derivative.
(4)

For life insurance products, the net amount at risk is death benefit less account value for the policyholder. For variable annuity products, the net amount at risk is the maximum GMxB NAR for the policyholder.

	Year Ended December 31, 2022
	IUL	VUL	GMxB Core	Reinsured(2)
	(Dollars in millions)
Balance, beginning of year	$1,973	$614	$13	$866
Issuances	—	—	—	—
Premiums received	246	17	17	52
Policy charges	(177)	(35)	(3)	(31)
Surrenders and withdrawals	(49)	—	(1)	(132)
Benefit payments	(7)	(8)	—	(21)
Net transfers from (to) separate account	—	49	—	47
Interest credited(3)	(24)	18	1	36
Other	—	—	—	2

Balance, end of year	$1,962	$655	$27	$819

Weighted-average crediting rate	2.20%	3.52%	1.00%	4.39%
Net amount at risk(4)	$18,092	$30,067	$13	$4,120
Cash surrender value	$1,494	$528	$29	$818

(1)	SCS sales are recorded in a Separate Account holding account until they are swept into the General Account. This sweep is recorded as Net Transfers from (to) separate account.
(2)	Reinsured primarily reflects Protective Life reinsured business.
(3)	SCS includes amounts related to the change in embedded derivative.
(4)

For life insurance products, the net amount at risk is death benefit less account value for the policyholder. For variable annuity products, the net amount at risk is the maximum GMxB NAR for the policyholder.

The following table presents the account values by range of guaranteed minimum crediting rates and the related range of the difference in basis points, between rates being credited policyholders and the respective guaranteed minimums:

December 31, 2023
Product(1)	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point — 50 Basis Points Above	51 Basis Points — 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
Universal Life	0.00% - 1.50%	$—	$—	$—	$—	$—
	1.51% - 2.50%	47	9	339	298	693
	Greater than 2.50%	—	492	—	—	492

	Total	$47	$501	$339	$298	$1,185

Indexed Universal Life	0.00% - 1.50%	—	—	—	—	—
	1.51% - 2.50%	1,112	218	1,001	—	2,331
	Greater than 2.50%	—	—	—	—	—

	Total	$1,112	$218	$1,001	$—	$2,331

EQUI-VEST Individual	0.00% - 1.50%	$47	$205	$—	$—	$252
	1.51% - 2.50%	42	—	—	—	42
	Greater than 2.50%	1,670	—	—	—	1,670

	Total	$1,759	$205	$—	$—	$1,964

SCS	Products with either a fixed rate or no guaranteed minimum	N/A	N/A	N/A	N/A	N/A
EQUI-VEST Group	0.00% - 1.50%	$488	$2,020	$11	$277	$2,796
	1.51% - 2.50%	269	—	—	—	269
	Greater than 2.50%	2,642	—	—	—	2,642

	Total	$3,399	$2,020	$11	$277	$5,707

December 31, 2022
Product	Range of Guaranteed Minimum Crediting Rate	At Guaranteed Minimum	1 Basis Point — 50 Basis Points Above	51 Basis Points — 150 Basis Points Above	Greater Than 150 Basis Points Above	Total
		(in millions)
Indexed Universal Life	0.00% - 1.50%	$—	$—	$—	$—	$—
	1.51% - 2.50%	1,202	666	73	—	1,941
	Greater than 2.50%	—	—	—	—	—

	Total	$1,202	$666	$73	$—	$1,941

Variable Universal Life	0.00% - 1.50%	$18	$30	$2	$—	$50
	1.51% - 2.50%	73	12	—	—	85
	Greater than 2.50%	460	—	2	—	462

	Total	$551	$42	$4	$—	$597

Investment Edge	0.00% - 1.50%	$7	$—	$—	$—	$7
	1.51% - 2.50%	—	—	—	—	—
	Greater than 2.50%	—	—	—	—	—

	Total	$7	$—	$—	$—	$7

GMxB Core	0.00% - 1.50%	$32	$—	$—	$—	$32
	1.51% - 1.51%	—	—	—	—	—
	Greater than 2.50%	—	—	—	—	—

	Total	$32	$—	$—	$—	$32

Separate Account — Summary

The following tables reconcile the Separate Account liabilities to the Separate Account liability balance in the consolidated balance sheets:

	December 31,
	2023	2022
	(in millions)
Separate Account Reconciliation
VUL	$2,128	$1,653
GMxB Core	2,166	756
IE	226	26
Reinsured	1,022	913
Other	212	26

Total	$5,754	$3,374

The following tables present the balances of and changes in Separate Account liabilities:

	Year Ended December 31, 2023
	VUL	GMxB Core	IE	Reinsured(2)
	(in millions)
Balance, beginning of year	$1,653	$756	$26	$913
Premiums and deposits	407	1,117	511	21
Policy charges	(133)	(12)	—	(32)
Surrenders and withdrawals	(47)	(37)	(6)	(70)
Benefit payments	(10)	(6)	—	(16)
Investment performance(1)	315	188	15	(2)
Net transfers from (to) general account	(57)	160	(320)	208
Other charges	—	—	—	—

Balance, end of year	$2,128	$2,166	$226	$1,022

Cash surrender value	$1,796	$2,011	$216	$—

(1)	Investment performance is reflected net of mortality and expense fees.
(2)	Reinsured primarily reflects Protective Life reinsured ceded business.

	VUL	GMxB Core	IE	Reinsured(1)
Balance, beginning of year	$1,832	$315	$—	$1,244
Premiums and deposits	358	536	—	—
Policy charges	(116)	(4)	33	(35)
Surrenders and withdrawals	(28)	(12)	—	—
Benefit payments	(9)	(2)	—	—
Investment performance(2)	(335)	(77)	—	(247)
Net transfers from (to) general account	(49)	—	(7)	(49)
Other charges	—	—	—	—

Balance, end of year	$1,653	$756	$26	$913

Cash surrender value	$1,338	$693	$25	$—

(1)	Reinsured primarily reflects Protective Life reinsured ceded business.
(2)	Investment performance is reflected net of mortality and expense fees.

The following tables present the aggregate fair value of Separate Account assets by major asset category:

	December 31, 2023
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Other	Total
	(in millions)
Asset Type
Mutual Funds	$2,642	$3,100	$12	$5,754

Total	$2,642	$3,100	$12	$5,754

	December 31, 2022
	Life Insurance & Employee Benefits Products	Individual Variable Annuity Products	Other	Total
	(in millions)
Asset Type
Mutual Funds	$2,096	$1,265	$13	$3,374

Total	$2,096	$1,265	$13	$3,374

10)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Direct charges and fee income	$383	$266	$261
Reinsurance assumed — Equitable Financial	1,015	—	—
Reinsurance ceded	(111)	(37)	(57)

Policy charges and fee income	$1,287	$229	$204

Direct premiums	$353	$272	$201
Reinsurance assumed — Equitable Financial	174	—	—
Reinsurance ceded	(59)	(49)	(44)

Premiums	$468	$223	$157

Direct policyholders’ benefits	$460	$419	$415
Reinsurance assumed — Equitable Financial	528	—	—
Reinsurance ceded	(108)	(119)	(160)

Policyholders’ benefits	$880	$300	$255

Direct interest credited to policyholders’ account balances	$250	$106	$139
Reinsurance assumed — Equitable Financial	471	—	—
Reinsurance ceded	(33)	(16)	(57)

Interest credited to policyholders’ account balances	$688	$90	$82

Ceded Reinsurance

In 2013, the Company entered into the Reinsurance Agreement with Protective to reinsure an in-force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby Protective will provide all administrative and other services with respect to the reinsured business.

For business not reinsured with Protective, the Company generally reinsures its variable life and interest-sensitive life insurance policies on an excess of retention basis. The Company generally retains up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to die policies. For amounts applied for in excess of those limits, reinsurance is ceded to Equitable Financial up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to die policies. For amounts issued in excess of these limits, reinsurance is typically obtained from unaffiliated third parties. These reinsurance arrangements obligate the reinsurers to pay a portion of any death claim in excess of the amount the Company retains in exchange for an agreed-upon premium.

Equitable America had a quota share arrangement with AXA Global Re (formerly AXA Cessions), assuming a percentage of excess Life/Disability/A&H business. The contract is now closed to new business.

Beginning in 2015, group short and long-term disability is being reinsured with Group Reinsurance Plus (GRP) via a quota share arrangement.

Assumed Reinsurance

On May 17, 2023, the Company entered into a Reinsurance Treaty with Equitable Financial, effective April 1, 2023. Pursuant to the Reinsurance Treaty, virtually all of Equitable Financial’s net retained General Account liabilities, including all of its net retained liabilities relating to the living benefit and death riders related to (i) its variable annuity contracts issued outside the State of New York prior to October 1, 2022 (and with respect to its EQUI-VEST variable annuity contracts, issued outside the State of New York prior to February 1, 2023) and (ii) certain universal life insurance policies issued outside the State of New York prior to October 1, 2022, were reinsured to Equitable America on a coinsurance funds withheld basis. See Note 1 of the Notes to these Consolidated Financial Statements for further details on the transaction.

There is a diverse pool of assets supporting the funds withheld and NI modco arrangement with Equitable Financial. The following table summarizes the composition of the pool of assets:

	December 31, 2023
	Carrying Value	Fair Value
	(in millions)
Fixed maturities	$24,725	$24,725
Mortgage loans on real estate	8,405	7,409
Policy loans	248	250
Other equity investments	238	238
Other invested assets(1)	8,256	8,257

Total assets supporting funds withheld	$41,872	$40,879

(1)	Other invested assets includes derivatives and cash and cash equivalents.

11)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. The Company has entered into related party transactions that are described herein.

On May 17, 2023, the Company entered into a reinsurance agreement with Equitable Financial, effective for April 1, 2023. See Note 1 and Note 10 of the Notes to these Consolidated Financial Statements for further details.

Equitable Financial term insurance contracts outside of New York that allow policyholders to convert their policies into permanent life insurance contracts are fulfilled by the Company upon conversion. As part of fulfillment the Company takes on additional mortality risks, and accordingly is compensated for the expected adverse mortality cost and additional expenses incurred in fulfilling Equitable Financial’s term conversion obligations. Under this agreement that commenced in 2022, Equitable Financial paid the Company $24 million and $22 million during the years ended December 31, 2023 and 2022.

On December 31, 2021, the Company entered into administrative agreements with EIMG and EIM LLC where the Company provides certain administrative services to EIMG and EIM LLC related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. The administrative fees are recorded in investment management and service fees. During the years ended December 31, 2023 and 2022, the Company recorded fees earned from EIMG and EIM LLC of $17 million, and $12 million.

On May 14, 2021, the Company transferred its investment in AB to its parent EFS as a non-cash dividend (non-cash financing activity for purposes of cash flow), which subsequently distributed such units to Holdings. The units were transferred at their carrying value of $61 million.

Under Equitable America’s service agreement with Equitable Financial, personnel services, employee benefits, facilities, supplies and equipment are provided to Equitable America to conduct its business. The associated costs related to the service agreement are allocated to Equitable America based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support Equitable America. As a result of such allocations, Equitable America incurred expenses of $121 million, $116 million, and $132 million during years ended December 31, 2023, 2022 and 2021, respectively.

Equitable America incurred distribution fee charges from Equitable Network, LLC of $303 million, $138 million, and $136 million in years ended December 31, 2023, 2022 and 2021, respectively, and from Equitable Distributors, LLC of $332 million, $82 million, and $59 million in years ended December 31, 2023, 2022 and 2021, respectively, for distributing Equitable America’s products.

In addition to the Equitable Financial service agreement, Equitable America has various other service and investment advisory agreements with AB. The amount of expenses incurred by Equitable America related to these agreements were $5 million, $3 million, and $2 million for years ended December 31, 2023, 2022 and 2021, respectively.

Equitable America cedes a portion of its life business through excess of retention treaties to Equitable Financial on a yearly renewal term basis and reinsured the no-lapse guarantee riders through EQ AZ Life Re Company on a 90% first dollar quota share basis. The letter of credit amount at both December 31, 2023 and 2022 was $45 million and was guaranteed by Holdings. Premiums ceded from the above mentioned affiliated reinsurance transactions during years ended December 31, 2023, 2022 and 2021, were $9 million, $8 million and $7 million, respectively. There were no claims ceded for any of the years.

The Company entered into a borrowing agreement with Holdings. Under the agreement, the Company is authorized to borrow, on an unsecured basis, from EQH an aggregate amount not to exceed 3% of the admitted assets of the Company’s general account as of the end of the previous year. The proceeds of such borrowings shall be used for short-term liquidity purposes. The terms of such borrowings shall reflect arms’ length terms for similar loans to unaffiliated third parties and the interest rate on any loan obtained pursuant to this agreement shall be at a market rate for a loan of comparable maturity to a similarly situated borrower.

12)	SHARE-BASED COMPENSATION PROGRAMS

Certain employees of Equitable Financial who perform services for the Company participate in various share-based payment arrangements sponsored by Equitable Financial or Holdings. The Company was allocated $2 million, $3 million, and $3 million of compensation costs, included in compensation and benefits in the statements of income (loss), for share-based payment arrangements during the years ended December 31, 2023, 2022 and 2021, respectively.

13)	INCOME TAXES

A summary of the income tax (expense) benefit in the statements of income (loss) follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Income tax (expense) benefit:
Current (expense) benefit	$(790)	$—	$—
Deferred (expense) benefit	556	22	24

Total	$(234)	$22	$24

The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Expected income tax (expense) benefit	$(299)	$24	$23
Non-taxable investment income	1	2	1
Valuation allowance	64	(4)	—

Income tax (expense) benefit	$(234)	$22	$24

The components of the net deferred income taxes are as follows:

	December 31,
	2023		2022
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Net operating loss and credits	$4	$—	$17	$—
Reserves and reinsurance	1,144	—	259	—
DAC	—	128	—	80
Unrealized investment gains (losses)	34	—	82	—
Investments	—	421	—	132
Other	108	—	16	—
Valuation allowance	(5)	—	(85)	—

Total	$1,285	$549	$289	$212

During the fourth quarter of 2022, the Company established a valuation allowance of $85 million against its deferred tax asset related to unrealized capital losses in the available for sale securities portfolio. Due to the potential need for liquidity in a macro stress environment the Company was not able to assert that it would hold the underlying securities to recovery. Adjustments to the valuation allowance due to changes in the portfolio’s unrealized capital loss are recorded in OCI. Adjustments to the valuation allowance due to new facts or evidence are recorded in net income.

As of each reporting date, management considers new evidence, both positive and negative, that could affect its view of the future realization of deferred tax assets. During the year ended December 31, 2023, management took actions to increase its available liquidity so that the Company has the ability and intent to hold the majority of securities in its available for sale portfolio to recovery. For liquidity and other purposes, the Company maintains a smaller pool of securities that it does not intend to hold to recovery. Based on all available evidence, as of December 31, 2023, the Company concluded that the deferred tax asset related to unrealized tax capital losses on securities that the Company intends to hold to recovery is more-likely-than-not to be realized and a valuation allowance is not necessary. The company maintains a valuation allowance against the deferred tax asset on available for sale securities that will not be held to recovery.

For the year ended December 31, 2023, the Company recorded a decrease to the valuation allowance of $16 million in OCI. For the year ended December 31, 2023, the Company recorded a decrease to the valuation allowance of $64 million in net income. A valuation allowance of $5 million remains against the portion of the deferred tax asset that is still not more-likely-than-not to be realized.

The Company uses the aggregate portfolio approach related to the stranded or disproportionate income tax effects in AOCI related to available for sale securities. Under this approach, the disproportionate tax effect remains intact as long as the investment portfolio remains.

The Company has Federal net operating loss carryforwards of $0 million and $55 million, for the years ending December 31, 2023 and 2022, respectively, which do not expire.

The Company has current income tax payable of $791 million and $2 million, for the years ending December 31, 2023 and 2022, respectively.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Balance at January 1,	$1	$1	$1
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—

Balance at December 31,	$1	$1	$1

Unrecognized tax benefits that, if recognized, would impact the effective rate	$1	$1	$1

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2023, tax years 2014 and subsequent remain subject to examination by the IRS.

14)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances were as follows:

	December 31, 2023	December 31, 2022
	(in millions)
Unrealized gains (losses) on investments	$(51)	$(382)
Market risk benefits — instrument-specific credit risk component	(649)	1
Liability or future policy benefits — current discount rate component	6	—

Accumulated other comprehensive income (loss)	$(694)	$(381)

The components of OCI, net of taxes were as follows:

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period(1)	$192	$(495)	$(90)
(Gains) losses reclassified into net income (loss) during the period(2)	4	6	(3)

Net unrealized gains (losses) on investments	196	(489)	(93)
Adjustments for policyholders’ liabilities, insurance liability loss recognition and other	—	9	(2)

Change in unrealized gains (losses), net of adjustments (net of deferred income tax expense (benefit) of $33, $(25) and $(25))	196	(480)	(95)
Change in LFPB discount rate and MRB credit risk
Change in market risk benefits — instrument-specific credit risk (net of deferred income tax expense (benefit) of $(137), $0 and $0)	(513)	1	—
Changes in liability for future policy benefits — current discount rate (net of deferred income tax expense (benefit) of $1, $0, and $0)	4	—	—

Other comprehensive income (loss), net of income taxes	(313)	(479)	(95)
Cumulative effect of adoption of ASU 2018-02, Long Duration Targeted Improvements (net of deferred income tax expense (benefit) of $0, $0 and $15)	—	—	57

Other comprehensive income (loss)	$(313)	$(479)	$(38)

(1)

For 2022, unrealized gains (losses) arising during the period is presented net of a valuation allowance of $81 million established during the fourth quarter of 2022. The Company established the valuation allowance against its deferred tax assets related to unrealized capital losses in the available for sale securities portfolio. As of December 31, 2023, a valuation allowance of $5 million remains against the portion of the deferred tax asset that is still not more-likely-than-not to be realized. See Note 13 of the Notes to these Consolidated Financial Statements for details on the valuation allowance.

(2)

See “Reclassification adjustment” in Note 3 of the Notes to these Consolidated Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of $(1) million, $(1) million, $1 million and for the years ended December 31, 2023, 2022 and 2021, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the consolidated statements of income (loss). Amounts presented in the table above are net of tax.

15)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities. The Company is a defendant in litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2023, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $5 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

FHLB

As a member of the FHLB, the Company has access to collateralized borrowings. Collateralized borrowings require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral, and are reported in policyholders’ account balances in the balance sheets. The Company had no collateralized borrowings outstanding at December 31, 2023 or 2022.

Funding Agreement-Backed Commercial Paper Program

In May 2023, the Company established a funding agreement-backed commercial paper program (the “FABCP Program”), pursuant to which a special purpose limited liability company (the “SPLLC”) may issue commercial paper and deposit the proceeds with the Company pursuant to a funding agreement issued by the Company to the SPLLC. The current maximum aggregate principal amount permitted to be outstanding at any one time under the FABCP Program is $1.0 billion. The Company had $0 outstanding as of December 31, 2023.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates and others. As of December 31, 2023, these arrangements include commitments by the Company to provide equity financing of $147 million to certain limited partnerships and real estate joint ventures under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

The Company had $62 million of commitments under existing mortgage loans or mortgage loan commitment agreements at December 31, 2023.

16)	INSURANCE STATUTORY FINANCIAL INFORMATION

For 2023, 2022 and 2021, respectively, the Company’s statutory net income (loss) totaled $812 million, $(21) million and $(44) million. Statutory surplus, Capital stock and AVR totaled $4.4 billion and $420 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023, Equitable America, in accordance with various government and state regulations, had $8 million of securities on deposit with such government or state agencies.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of Arizona, Equitable America is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to EFS.

Under Arizona Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company could pay an ordinary dividend of up to approximately $440 million during 2024.

On April 13, 2021, the Company was granted permission by the Arizona Department of Insurance and Financial Institutions to pay an extraordinary distribution of its 2.6 million AB units to its parent, EFS. On May 14, 2021, the Company recorded the transfer of the units as a return of capital at its carrying value of $61 million.

Intercompany Reinsurance

Equitable America reinsured the no lapse guarantee riders contained in certain variable and interest-sensitive life policies to EQ AZ Life Re. Equitable America receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re held letters of credit of $45 million at both December 31, 2023 and 2022. These letters of credit were guaranteed by Holdings.

Prescribed and Permitted Accounting Practices

As of December 31, 2023, the following two prescribed and permitted practices resulted in surplus that is different from the statutory surplus that would have been reported had NAIC statutory accounting practices been applied.

During 2022, Equitable Life Financial Insurance Company of America received approval from the Arizona Department of Insurance and Financial Institutions pursuant to A.R.S. 20-515 for Separate Account No. 68A (“SA 68A”) for our Structured Capital Strategies product, Separate Account No. 69A (“SA 69A”) for our EQUI-VEST product Structured Investment Option and Separate Account No. 71A (“SA 71A”) for our Investment Edge Structured Investment Option, to permit us to use book value as the accounting basis of these three non-insulated Separate Accounts instead of fair value in accordance with the NAIC Accounting and Practices and Procedures Manual to align with how we manage and measure our overall general account asset portfolio. The impact of the application is a decrease of approximately $94 million in statutory surplus as of December 31, 2023.

The Arizona Department of Insurance and Financial Institutions granted to Equitable America a permitted practice to deviate from SSAP No. 108 by applying special accounting treatment for specific derivatives hedging variable annuity benefits subject to fluctuations as a result of interest rate sensitivities. The permitted practice expands on SSAP No. 108 hedge accounting to include equity risks for the full scope of Variable Annuity (VA) contracts (i.e., not just the rider guarantees but for the VA total contract). The permitted practice allows Equitable America to adopt SSAP 108 retroactively from October 1, 2023 and applies to both directly held VA hedges as well as VA hedges in the Equitable America funds withheld asset that resulted from the Reinsurance Treaty. In the calculation of the amount of excess VA equity and interest rate derivative hedging gains/losses to defer (including Net Investment Income on our Equity Total Return Swaps), the permitted practice allows us to compare our total equity and interest derivatives gains and losses to 100% of our target liability change. Any hedge gain or loss deferrals will follow SSAP No. 108 amortization rules (i.e. 10-year straight line).

The impact of applying this revised permitted practice relative to SSAP 108 was an increase of approximately $621 million in statutory special surplus funds as of December 31, 2023.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein L.P. (“AllianceBernstein”) under SAP reflects a portion of the market value change rather than the equity in the underlying net assets as required under U.S.GAAP; (g) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; (h) the fair valuing of all acquired assets and liabilities including intangible assets required for U.S. GAAP purchase accounting is not recognized in SAP; (i) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under U.S. GAAP these reinsured amounts are reflected as an asset; (j) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under U.S. GAAP revenue recognition varies by product type and does not include the change in deferred premiums; and (k) derivatives unrealized gains and losses recognized in surplus under SAP but in income under U.S. GAAP.

17)	UNPAID CLAIM AND CLAIM EXPENSES

The following summarizes the change in liability for unpaid claims and claim expenses:

Liability for Unpaid Claims and Claim Expenses

	Year Ended December 31,
	2023	2022	2021
	(in millions)
Gross Balance, beginning of year	$110	$78	$40
Less Reinsurance	36	23	15

Net Balance, beginning of year	74	55	25

Incurred Claims (net) Related to:
Current Period	237	190	139
Prior Period	(15)	(6)	11

Total Incurred	222	184	150

Paid Claims (net) Related to:
Current Period	162	131	101
Prior Period	41	34	19

Total Paid	203	165	120

Net Balance, end of year	93	74	55
Add Reinsurance	48	36	23

Gross Balance, end of year	$141	$110	$78

The table below presents incurred claims development as of December 31, 2023, net of reinsurance, cumulative claims frequency, and the total incurred but not reported liability (“IBNR”) for Equitable America’s long-term disability business:

	2023	2022	2021	2020	2019	2018	2017	IBNR	Claim Frequency
	(in millions)
Long-term Disability
Incurral Year
2017	$2	$2	$2	$2	$2	$2	$2		113
2018	4	5	4	5	4	5			191
2019	5	5	5	6	7				265
2020	8	8	9	10					374
2021	15	16	16						653
2022	19	22							716
2023	29							$10	532

Cumulative LTD Incurred Claims	$82	$58	$36	$23	$13	$7	$2	$10

The table below presents incurred claims development as of December 31, 2022, net of reinsurance, cumulative claims frequency, and total IBNR for Equitable America’s long-term disability business:

	2022	2021	2020	2019	2018	2017	IBNR	Claim Frequency
Long-term Disability
Incurral Year
2017	$2	$1	$2	$2	$2	$2		113
2018	4	4	4	4	5			191
2019	5	5	6	7				265
2020	8	9	10					371
2021	16	16						648
2022	22						$8	392

Cumulative LTD Incurred Claims	$57	$35	$22	$13	$7	$2	$8

The claim frequency for long-term disability represents the number of unique claim events for which benefit payments have been made. Claim events are identified using a unique claimant identifier and incurral date (claim event date). Thus, if an individual has multiple claims for different disabling events (and thus different disability dates), each will be reported as a unique claim event. However, if an individual receives multiple benefits under more than one policy (for example, supplementary disability benefits in addition to the base policy), we treat it as a single claim occurrence because they are related to a single claim event. Claim frequency is expected to be lower for the most recent incurral year because claimants have to satisfy elimination period before being eligible for benefits. The historical claim payout pattern for the long-term disability for the years presented in the development table is not available because this is a relatively new line of business.

Equitable America discounts long-term disability liabilities as benefit payments are made over extended periods. Discount rate assumptions for these liabilities are based on the best estimate GAAP rates by year of incurral.

The following table reconciles the long-term disability net incurred claims development table to the liability for unpaid claims and claim expenses in the Company’s balance sheets:

	December 31,
	2023	2022
	(in millions)
Long-Term Disability Claim Development Table, net of reinsurance
Undiscounted LTD Incurred Claims, net of reinsurance	$82	$57
Subtract Cumulative LTD Paid Claims, net of reinsurance	(33)	(21)
Subtract Impact of LTD Discounting, net of reinsurance	(6)	(4)

LTD liabilities for unpaid claim and claim expense, net of reinsurance	$43	$32

Unpaid Claims and Claim Expenses, net of reinsurance
LTD liabilities for unpaid claim and claim expense, net of reinsurance	$43	$32
Other short-duration contracts, net of reinsurance	50	42

Total liabilities for unpaid claim and claim expense, net of reinsurance	$93	$74

Reinsurance Recoverable on unpaid claims
Long-term disability	$43	$33
Other short-duration contracts	5	3

Total Reinsurance Recoverable	$48	$36

Total liability for unpaid claim and claim expense	$141	$110

18)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	December 31,
	2023(1)	2022	2021
	(in millions)
Individual Variable Annuity Products
Premiums	$—	$—	$—
Fees	33	13	2
Others	4	2	3

Total	$37	$15	$5

Life Insurance Products
Premiums	$—	$—	$—
Fees	368	343	310
Others	—	1	2

Total	$368	$344	$312

Employee Benefit Products
Premiums	$294	$223	$157
Fees	—	—	—
Others	1	1	—

Total	$295	$224	$157

(1)	Excludes reinsurance assumed from Equitable Financial.

19)	REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company identified certain errors in its previously issued September 30 and June 30, 2023 interim financial statements primarily related to the initial and ongoing recording for the Reinsurance Treaty. Management evaluated these errors in accordance with SEC Staff Accounting Bulletin Number 99, Materiality, which is since codified in Accounting Standards Codification (“ASC” 250, Accounting Changes and Error Corrections) and concluded they were not material to any previously reported quarterly financial statements. However, in order to improve the consistency and comparability of the financial statements, management will revise the financial statements and related disclosures to correct these errors in future interim filings. As part of correcting the errors associated with the Reinsurance Treaty, other immaterial errors, including coding errors impacting the inforce used to calculate actuarial reserves, which were previously recorded as out of period misstatements in previously issued 2023 interim financial statements were also corrected and properly reflected in the financial statements as of and for the period ended December 31, 2022. Impacted financial statements include the previously issued September 30, June 30 and March 31, 2023 interim financial statements and December 31, 2022 annual financial statements

The following tables present line items for the December 31, 2022 annual financial statements that have been affected by the revision. For these line items, the tables detail the amounts as previously reported, the impact of the errors, and the amounts as revised.

	December 31, 2022
	As Previously Reported	Adjustments	As Revised
Balance Sheets
Current and deferred income taxes	76	1	77
Assets for Market Risk Benefits	12	(1)	11

Total Assets	8,226	—	8,226

Liability for Market Risk Benefits	15	1	16

Total Liabilities	7,994	1	7,995
Accumulated deficit	(220)	(2)	(222)
Accumulated other comprehensive income (loss)	(382)	1	(381)
Total Equity	232	(1)	231

Total Liabilities and Equity	8,226	—	8,226

	Twelve Months Ended December 31, 2022
	As Previously Reported	Adjustments	As Revised
Statements of Income (Loss)
Benefits and other deductions
Change in Market Risk Benefits and Purchased Market Risk Benefits	(15)	3	(12)

Total benefits and deductions	650	3	653

Income (loss) from continuing operations, before income taxes	(107)	(3)	(110)
Income tax (expense) benefit from continuing operations	21	1	22
Net income (loss) from continuing operations	(86)	(2)	(88)

Net income (loss)	(86)	(2)	(88)

	Twelve Months Ended December 31, 2022
	As Previously Reported	Adjustments	As Revised
Statements of Comprehensive Income (Loss)
Net income (loss)	$(86)	$(2)	$(88)
Change in unrealized gains (losses), net of reclassification adjustment	(481)	1	(480)
Other comprehensive income	(480)	1	(479)
Comprehensive income (loss)	(566)	(1)	(567)

	Years Ended December 31, 2022
	As Previously Reported	Adjustments	As Revised
Statements of Equity
Accumulated Deficit, beginning of year	(134)	—	(134)
Net income (loss)	(86)	(2)	(88)
Accumulated Deficit, end of year	(220)	(2)	(222)
Accumulated other comprehensive income (loss), beginning of year	98	—	98
Other comprehensive income (loss)	(480)	1	(479)
Accumulated other comprehensive income (loss), end of year	(382)	1	(381)

Total equity, end of year	232	(1)	231

	Year Ended December 31, 2022
	As Reported	Adjustments	As Revised
Statement of Cash Flows
Cash flow from operating activities
Net income (loss)	$(86)	$(2)	$(88)
Change in Market Risk Benefits	(15)	3	(12)
Current and deferred income taxes	(21)	(1)	(22)

Net cash provided by (used in) operating activities	(352)	—	(352)

The Company will also revise previously reported quarterly and year-to-date interim financial information from previously issued September 30, June 30 and March 31, 2023 interim financial statements for these errors in its future interim filings.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2023

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$15	$15	$15
State, municipalities and political subdivisions	50	43	43
Foreign governments	31	31	31
Public utilities	784	761	761
All other corporate bonds	5,058	4,901	4,901
Residential mortgage-backed	961	972	972
Asset-backed	2,956	2,986	2,986
Commercial mortgage-backed	195	182	182

Total fixed maturities, AFS	10,050	9,891	9,891
Mortgage loans on real estate(2)	296	297	294
Policy loans	268	275	268
Other equity investments	20	19	19
Trading securities	2	—	—
Other invested assets	351	351	351

Total Investments	$10,987	$10,833	$10,823

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE IV

REINSURANCE(1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2023, 2022 AND 2021

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2023
Life insurance in-force	$108,947	$16,237	$36,074	$128,784	28.0%

Premiums:
Life insurance and annuities	$132	$28	$174	$277	62.8%
Accident and health	221	31	—	191	—%

Total premiums	$353	$59	$174	$468	37.2%

2022
Life insurance in-force	$100,944	$17,100	$—	$83,844	—%

Premiums:
Life insurance and annuities	$104	$22	$—	$82	—%
Accident and health	168	27	—	141	—%

Total premiums	$272	$49	$—	$223	—%

2021
Life insurance in-force	$93,301	$18,697	$—	$74,604	—%

Premiums:
Life insurance and annuities	$85	$24	$—	$61	—%
Accident and health	116	20	—	96	—%

Total premiums	$201	$44	$—	$157	—%

(1)	Includes amounts related to the discontinued group life and health business.